Putnam
New
Opportunities
Fund

SEMIANNUAL REPORT
December 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




* "As we enter the second half of fiscal 1998, we realize that turmoil in Asian markets may continue to impact markets around the world for some time. We will carefully consider its impact and will seek to minimize the fund's risk in terms of exposure to Asian markets."

                                -- Daniel L. Miller, manager
                                   Putnam New Opportunities Fund

   CONTENTS

 4 Report from Putnam Management

10 Fund performance summary

14 Portfolio holdings

22 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

While Putnam New Opportunities Fund's performance during the first half of fiscal 1998 was positive in absolute terms, it fell somewhat short of the expectations of shareholders who had become accustomed to more vibrant results. For that reason, it is useful to issue a reminder that all sectors of the market do not move at the same pace.

Over the past year or so, stocks of the small and midsize companies generally associated with above-average growth have actually been lagging the market as investors willingly paid a premium for the safety and liquidity of stocks of large, established companies. Events in Asia that touched off a worldwide disruption in equity markets only exacerbated the situation.

Had your fund's managers yielded to the temptation to shift strategies in pursuit of gains available elsewhere, it could well affect their ability to position the fund to proper advantage when the market resumes a more traditional course. Seasoned investors can attest to the merits of patience at times like the present.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
February 18, 1998




Report from the Fund Managers
Daniel L. Miller
Carol C. McMullen


When Putnam New Opportunities Fund entered its new fiscal year last July, we were looking forward to an improving investment climate -- one that would deliver better times for small and midsize companies and some respite from the market turbulence we had endured throughout fiscal 1997. We got half our wish; small- and midsize-company stocks rebounded, but market volatility has actually increased, masking much of the progress our holdings have made during the period.

Perhaps the most notable event for U.S. investors was the historic stock market selloff on October 27, when the Dow Jones Industrial Average dropped 554 points, leaving the index 13% below its August high. The very next day, the Dow took a dramatic turn upward, soaring 337 points and marking its biggest single-day rally in history. By the close of the semiannual period on December 31, 1997, markets around the world were suffering as volatility escalated in Asian stock and currency markets.

All things considered, we believe your fund has successfully weathered the recent turbulence while building a more diversified portfolio, thanks in part to a strategy that allows it to take advantage of growth opportunities from companies of all sizes. During the period, the fund's class A shares provided a total return of 11.97% at net asset value and 5.54% at public offering price. For complete performance information, please refer to the summary that begins on page 10.

* MEDIA STOCKS REAP REWARDS OF NEW LEGISLATION

The media sector of the fund's portfolio proved to be a buffer against market turbulence, delivering strong performance from many holdings. Although it was passed in 1996, legislation that loosened restrictions on broadcasters continued to benefit stocks in this sector throughout 1997. Passage of the Telecommunications Act of 1996 allowed for ownership of multiple radio and television stations, which boosted the value of many broadcasting companies poised for expansion.

One beneficiary was Chancellor Media Corporation, which was formed in September with the merger of Chancellor Broadcasting and Evergreen Media Corporation -- both of which had previously been in your fund's portfolio. The new company owns and operates 99 radio stations in 21 of the nation's largest markets.

Another outstanding performer was CBS Corporation, formerly Westinghouse Electric. Soon to be a pure broadcasting business, the company is better positioned to benefit from this rapidly growing sector. CBS has already profited from numerous radio acquisitions and continues to make improvements in other areas, such as television programming and the launch of new cable networks.

Another advantage of stocks in the media sector is that they have minimal foreign exposure, which has proved beneficial during the recent Asian market turmoil. For similar reasons, outdoor advertising and communications services were also areas of strength. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Computer software                   9.4%

Retail                              8.2%

Pharmaceuticals
and biotechnology                   6.9%

Business services                   6.8%

Broadcasting                        6.0%

Footnote reads:
*Based on net assets as of 12/31/97. Holdings will vary over time.

* MERGER ACTIVITY CONTINUES TO BOOST COMMUNICATIONS SERVICES STOCKS

Heavy merger and acquisition activity, such as we have seen in the communications services sector, often signifies a healthy, thriving industry to investors. The rising stock prices of long-distance communications companies and competitive local exchange carriers (CLECs) provide additional evidence that this sector is flourishing. CLECs are the smaller telephone companies that compete in local markets with larger providers, such as the Bell operating companies.

As a result of the Telecommunications Act of 1996, CLECs are allowed to enter local markets on a much wider basis. CLEC stocks that have boosted the fund's portfolio include Tel-Save Holdings, Inc., Intermedia Communications, and Teleport Communications, which recently announced an agreement to merge with AT&T Corp.

* TECHNOLOGY SECTOR'S STRENGTH DAMPENED BY MARKET VOLATILITY

The fund's technology stocks were affected by ongoing market volatility to a much greater degree than either our media or communications holdings. On October 9, the NASDAQ Composite Index, an index with a heavy technology weighting, reached its 47th record high of 1997. However, technology stocks experienced their share of declines during the year, especially in late fall, when concerns escalated about the Asian financial crisis and its impact on companies that provide products to Asian markets. Even prior to the Asian crisis, the U.S. market was particularly unforgiving of the technology sector, and the stock prices of companies with even the slightest shortfall in earnings were punished harshly.

While this environment has been a challenging one, we were pleased with the performance of many of the fund's technology holdings, notably Computer Associates, Compuware, and PeopleSoft, Inc. Computer Associates, a developer and marketer of computer software, has seen a skyrocketing demand for its products due to the resurgence of the mainframe computer. Despite recent troubles in Asia, the company is taking a long-term view, targeting India and China as key areas for the company's expansion.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Cendant Corp.
Consumer services

Computer Associates Intl., Inc.
Computer software

CBS Corp.
Broadcasting

HEALTHSOUTH Corp.
Health-care services

HBO & Co.
Health-care information services

Clear Channel Communications, Inc.
Broadcasting

General Electric Co.
Electronics and electrical equipment

CVS Corp.
Retail

EMC Corp.
Computer peripherals

USA Waste Services, Inc.
Environmental control

Footnote reads:
These holdings represent 18.3% of the fund's net assets as of 12/31/97. Portfolio holdings will vary over time.

Compuware Corporation is a provider of software products and professional services that help information technology professionals efficiently develop, implement, and support the applications that run their businesses. Founded in 1973, Compuware today ranks as one of the largest independent software providers in the world.

PeopleSoft went public in 1992 and has since developed a solid reputation as a designer and developer of application software products for large and midsize businesses. PeopleSoft has expanded its product line in recent years and demand for its services continues to grow.

* LARGE-COMPANY STOCKS SHINE IN HEALTH-CARE SECTOR

We have always focused a portion of the fund's resources on large-company stocks while maintaining its approach of targeting growth-oriented sectors of the economy and the strongest companies within those sectors.

During 1997, the management team was expanded to ensure that the fund was able to maintain its focus on small-, midsize-, and large-company stocks as the fund's assets continue to grow. Your fund's exposure to large-company pharmaceutical stocks proved particularly valuable in the health-care sector during the semiannual period. The spiraling cost of health care and the pressures on providers to contain it represent an industry trend that has boosted the profitability of pharmaceutical companies. Since one of the most effective ways to keep medical costs down is to keep people out of the hospital, the ability to develop effective drugs with fewer side effects has become even more valuable. Successful pharmaceutical companies are being rewarded by the market to a much greater extent than they were a few years ago.

One such thriving company in your fund's portfolio is Bristol-Myers Squibb. Since the merger of Bristol-Myers, originally a consumer products company, with Squibb Corporation in 1989, the company has become a world leader in most of its core businesses and has developed into a pharmaceutical powerhouse. The company's strongest growth potential comes from innovative products that are marketed in nearly every country in the world. Bristol-Myers Squibb's latest sign of success came in January, when it received clearance from the U.S. Food and Drug Administration to market a migraine medication called Excedrin Migraine. It will be the first migraine medication available to consumers without a prescription.

Other than pharmaceuticals, the health-care sector was a mixed bag in terms of performance during the period. Although we were disappointed by stocks of HMOs and physician practice management companies, we remain optimistic about the health services industry. Demographics continue to favor every health-care sector as more and more members of the baby-boom generation reach 50, a trend that is expected to keep drugs, supplies, and services in strong demand.

* MORE VOLATILITY LIKELY; CONTINUED FOCUS ON STOCK SELECTION

As the second half of the fiscal year begins, we are anticipating more volatility in world markets. We remain cautiously optimistic about the U.S. economy and are in hopes that it will serve as a pillar of strength among world markets by continuing to offer moderate growth, low inflation, and low interest rates.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/97, there is no guarantee the fund will continue to hold these securities in the future. This fund invests a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.





Performance summary


This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Opportunities Fund is designed for investors seeking long-term capital appreciation primarily through common stock investments in companies in economic sectors with above-average long-term growth potential.

TOTAL RETURN FOR PERIODS ENDED 12/31/97

                       Class A           Class B        Class M
(inception date)      (8/31/90)         (3/2/93)       (12/1/94)
                      NAV     POP     NAV     CDSC     NAV    POP
--------------------------------------------------------------------
6 months             11.97%   5.54%  11.54%   6.54%   11.69%   7.79%
--------------------------------------------------------------------
1 year               22.52   15.48   21.59   16.59    21.91   17.64
--------------------------------------------------------------------
5 years             172.36  156.77  162.67  160.67   165.70  156.46
Annual average       22.19   20.76   21.31   21.12    21.58   20.73
--------------------------------------------------------------------
Life of fund        534.85  498.41  499.96  499.96   510.16  488.67
Annual average       28.68   27.64   27.69   27.69    27.98   27.36
--------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/97
                   S&P 500           Russell 2000         Consumer
                    Index               Index           Price Index
--------------------------------------------------------------------
6 months            10.58%              11.04%             0.62%
--------------------------------------------------------------------
1 year              33.36               22.36              1.70
--------------------------------------------------------------------
5 years            151.62              113.70             13.67
Annual average      20.27               16.40              2.60
--------------------------------------------------------------------
Life of fund       266.23              253.91             22.57
Annual average      19.36               18.81              2.81
--------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/97
                              Class A         Class B      Class M
--------------------------------------------------------------------
Distributions (number)           1               1            1
--------------------------------------------------------------------
Income                          --              --           --
--------------------------------------------------------------------
Capital gains
--------------------------------------------------------------------
Long-term                    $1.09           $1.09        $1.09
--------------------------------------------------------------------
Short-term                      --              --           --
--------------------------------------------------------------------
  Total                      $1.09           $1.09        $1.09
--------------------------------------------------------------------
Share value:              NAV     POP     NAV     NAV     POP
--------------------------------------------------------------------
6/30/97                 $44.47  $47.18  $43.08  $43.91  $45.50
--------------------------------------------------------------------
12/31/97                 48.65   51.62   46.91   47.90   49.64
--------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. This index is widely regarded in the industry as the premiere measure of the small capitalization stock.*

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.*

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.




PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund +

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




Portfolio of investments owned
December 31, 1997 (Unaudited)


COMMON STOCKS (97.4%) *
NUMBER OF SHARES                                                                                       VALUE

Advertising (1.4%)
------------------------------------------------------------------------------------------------------------
        1,250,000  Lamar Advertising Co. +                                                   $    49,687,500
        3,390,000  Outdoor Systems, Inc. +                                                       130,091,250
          966,800  Universal Outdoor Holdings, Inc. +                                             50,273,600
                                                                                             ---------------
                                                                                                 230,052,350

Agriculture (0.1%)
------------------------------------------------------------------------------------------------------------
        653,333  Delta & Pine Land Co.                                                            19,926,657

Apparel (0.5%)
------------------------------------------------------------------------------------------------------------
        3,405,000  Wolverine World Wide, Inc. [SECTION MARK]                                      77,038,125

Automotive (0.5%)
------------------------------------------------------------------------------------------------------------
        1,843,300  Avis Rent A Car, Inc. + [SECTION MARK]                                         58,870,394
          490,000  Budget Group, Inc. (Japan) +                                                   16,935,625
                                                                                             ---------------
                                                                                                  75,806,019

Banks (1.6%)
------------------------------------------------------------------------------------------------------------
        1,617,000  First Union Corp.                                                              82,871,250
        2,705,800  TCF Financial Corp.                                                            91,828,088
        1,217,500  Washington Mutual, Inc.                                                        77,691,719
                                                                                             ---------------
                                                                                                 252,391,057

Broadcasting (6.0%)
------------------------------------------------------------------------------------------------------------
       10,774,400  CBS Corp.                                                                     317,171,400
        2,044,565  Chancellor Media Corp. +                                                      152,575,663
        3,610,100  Clear Channel Communications, Inc. +                                          286,777,319
          756,500  Emmis Broadcasting Corp. Class A + [SECTION MARK]                              34,515,313
        1,402,500  Sinclair Broadcast Group, Inc. Class A                                         65,391,563
          900,000  Univision Communications, Inc. Class A +                                       62,831,250
        1,425,000  Westwood One, Inc. +                                                           52,903,125
                                                                                             ---------------
                                                                                                 972,165,633

Building Products (0.1%)
------------------------------------------------------------------------------------------------------------
        1,000,000  Barnett, Inc. + [SECTION MARK]                                                 22,000,000

Business Services (6.8%)
------------------------------------------------------------------------------------------------------------
        1,520,000  ABR Information Services, Inc. + [SECTION MARK]                                36,290,000
        3,133,700  Accustaff, Inc. +                                                              72,075,100
        1,700,000  Affiliated Computer Services, Inc. Class A +                                   44,731,250
        3,351,500  Airgas, Inc. +                                                                 46,921,000
          831,300  Applied Graphics Technologies, Inc. +                                          44,266,725
          925,000  Caribiner Intl., Inc. +                                                        41,162,500
        1,820,000  Corestaff, Inc. + [SECTION MARK]                                               48,230,000
        5,115,000  Corporate Express, Inc. +                                                      65,855,625
        1,970,000  Interim Services, Inc. +                                                       50,973,750
          865,000  Jabil Circuit, Inc. +                                                          34,383,750
          355,275  Labor Ready, Inc. +                                                             6,839,044
        2,641,500  Paychex, Inc.                                                                 133,725,938
        1,425,000  PMT Services, Inc. +                                                           19,771,875
       29,000,000  Rentokil Group PLC (United Kingdom)                                           126,725,650
        3,300,000  Robert Half International, Inc. +                                             132,000,000
          475,000  Sanmina Corp. +                                                                32,181,250
        1,255,000  Select Appointments Holdings PLC ADR
                     (United Kingdom)                                                             22,903,750
        1,543,000  Snyder Communications, Inc. +                                                  56,319,500
        3,325,000  Viking Office Products, Inc. +                                                 72,526,563
                                                                                             ---------------
                                                                                               1,087,883,270

Computer Equipment (0.5%)
------------------------------------------------------------------------------------------------------------
        1,466,300  Compaq Computer Corp.                                                          82,754,306

Computer Peripherals (1.4%)
------------------------------------------------------------------------------------------------------------
        8,484,700  EMC Corp. +                                                                   232,798,956

Computer Services (3.9%)
------------------------------------------------------------------------------------------------------------
        2,480,000  America Online, Inc. +                                                        221,185,000
        1,750,000  Cambridge Technology Partners, Inc. +                                          72,843,750
          685,000  Ciber, Inc. +                                                                  39,730,000
        1,270,900  CheckFree Holding Corp. +                                                      34,314,300
        1,300,000  Computer Horizons Corp. +                                                      59,150,000
        1,000,000  Renaissance Worldwide, Inc. +                                                  45,875,000
        2,460,000  Sterling Commerce, Inc. +                                                      94,556,250
          380,800  Sapient Corp. +                                                                23,324,000
        1,285,000  Sykes Enterprises, Inc. +                                                      25,057,500
          536,100  Whittman-Hart, Inc. +                                                          18,361,425
                                                                                             ---------------
                                                                                                 634,397,225

Computer Software (9.4%)
------------------------------------------------------------------------------------------------------------
          745,300  BMC Software, Inc. +                                                           48,910,313
        6,025,200  Cadence Design Systems, Inc. +                                                147,617,400
          400,000  Citrix Systems, Inc. +                                                         30,400,000
        6,410,700  Computer Associates Intl., Inc.                                               338,965,763
        2,980,000  Compuware Corp. +                                                              95,360,000
          375,000  Documentum, Inc. +                                                             15,796,875
        1,935,000  Electronic Arts, Inc. +                                                        73,167,188
          185,000  Lernout & Hauspie Speech Products N.V. (Belgium) +                              8,602,500
        1,168,400  Microsoft Corp. +                                                             151,015,700
        2,805,000  Parametric Technology Corp. +                                                 132,886,875
        3,594,000  PeopleSoft, Inc. +                                                            140,166,000
        1,179,100  Remedy Corp. +                                                                 24,761,100
        1,928,200  Saville Systems Ireland PLC ADR (Ireland) +                                    80,020,300
        2,132,600  Security Dynamics Technologies, Inc. + [SECTION MARK]                          76,240,450
        2,821,500  Synopsys, Inc. +                                                              100,868,625
        1,400,000  Vantive Corp. + [SECTION MARK]                                                 35,350,000
          393,600  Viasoft, Inc. +                                                                16,629,600
                                                                                             ---------------
                                                                                               1,516,758,689

Conglomerates (0.9%)
------------------------------------------------------------------------------------------------------------
        3,159,700  Tyco International Ltd.                                                       142,383,981

Consumer Products (2.2%)
------------------------------------------------------------------------------------------------------------
        1,031,300  Central Garden and Pet Co. +                                                   27,071,625
        1,714,100  Colgate-Palmolive Co.                                                         125,986,350
        1,719,300  Procter & Gamble Co.                                                          137,221,631
        2,085,800  Rexall Sundown, Inc. +                                                         62,965,088
                                                                                             ---------------
                                                                                                 353,244,694

Consumer Services (3.1%)
------------------------------------------------------------------------------------------------------------
        14,286,524  Cendant Corp. +                                                              491,099,263

Correctional Facilities (0.5%)
------------------------------------------------------------------------------------------------------------
        1,965,000  Corrections Corp. +                                                            72,827,813

Cosmetics (0.6%)
------------------------------------------------------------------------------------------------------------
        1,740,000  Estee Lauder Cos. Class A                                                      89,501,250

Education (0.3%)
------------------------------------------------------------------------------------------------------------
          990,100  Apollo Group, Inc. Class A +                                                   46,782,225
           97,111  Sylvan Learning Systems, Inc. +                                                 3,787,329
                                                                                             ---------------
                                                                                                  50,569,554

Education Services (0.5%)
------------------------------------------------------------------------------------------------------------
        1,082,400  CBT Group PLC ADR (Ireland) +                                                  88,892,100

Electric Utilities (0.3%)
------------------------------------------------------------------------------------------------------------
        1,724,000  Calenergy, Inc. +                                                              49,565,000

Electronics and Electrical Equipment (2.4%)
------------------------------------------------------------------------------------------------------------
          355,000  ASM Lithography Holding N.V. (Netherlands) +                                   23,962,500
        1,020,000  Cognex Corp. +                                                                 27,795,000
        3,229,500  General Electric Co.                                                          236,964,563
          925,500  Illinois Tool Works, Inc.                                                      55,645,688
          890,000  Microchip Technology, Inc. +                                                   26,700,000
          560,000  Uniphase Corp. +                                                               23,170,000
                                                                                             ---------------
                                                                                                 394,237,751

Energy-Related (0.7%)
------------------------------------------------------------------------------------------------------------
        2,465,200  Thermo Electron Corp. +                                                       109,701,400

Entertainment (0.7%)
------------------------------------------------------------------------------------------------------------
          559,800  Disney (Walt) Productions, Inc.                                                55,455,188
        1,006,500  Time Warner, Inc.                                                              62,403,000
                                                                                             ---------------
                                                                                                 117,858,188

Environmental Services (2.1%)
------------------------------------------------------------------------------------------------------------
          461,700  Allied Waste Industries, Inc. +                                                10,763,381
        5,308,300  Philip Services Corp. (Canada) +                                               76,306,813
          535,400  U.S. Filter Corp. +                                                            16,028,538
        5,864,300  USA Waste Services, Inc. +                                                    230,173,775
                                                                                             ---------------
                                                                                                 333,272,507

Financial Services (3.4%)
------------------------------------------------------------------------------------------------------------
        1,371,100  American Express Co.                                                          122,370,675
        2,388,000  Finova Group, Inc.                                                            118,653,750
        1,544,710  FIRSTPLUS Financial Group, Inc. +                                              59,278,246
        3,988,750  MBNA Corp.                                                                    108,942,734
        1,673,100  Morgan Stanley, Dean Witter, Discover and Co.                                  98,922,038
          612,500  Sirrom Capital Corp.                                                           31,926,563
                                                                                             ---------------
                                                                                                 540,094,006

Food and Beverages (1.4%)
------------------------------------------------------------------------------------------------------------
        3,171,900  Coca-Cola Enterprises, Inc.                                                   112,800,694
        3,014,400  PepsiCo, Inc.                                                                 109,837,200
                                                                                             ---------------
                                                                                                 222,637,894

Funeral/Cemetery Services (1.6%)
------------------------------------------------------------------------------------------------------------
        2,685,000  Service Corp. International                                                    99,177,188
        3,558,800  Stewart Enterprises, Inc. Class A [SECTION MARK]                              165,929,050
                                                                                             ---------------
                                                                                                 265,106,238

Health Care Information Systems (1.8%)
------------------------------------------------------------------------------------------------------------
        6,015,500  HBO & Co.                                                                     288,744,000

Health Care Services (5.7%)
------------------------------------------------------------------------------------------------------------
        1,325,500  Cardinal Health, Inc.                                                          99,578,188
          892,600  Carematrix Corp. + [SECTION MARK]                                              25,662,250
        2,363,144  Concentra Managed Care, Inc. + [SECTION MARK]                                  79,756,110
       10,536,200  HEALTHSOUTH Corp. +                                                           292,379,550
          915,000  Henry Schein, Inc. +                                                           32,025,000
        1,360,000  Lincare Holdings, Inc. +                                                       77,520,000
          450,000  NCS HealthCare, Inc. Class A +                                                 11,868,750
        2,748,300  Omnicare, Inc.                                                                 85,197,300
          770,000  Parexel International Corp. +                                                  28,490,000
        2,200,000  Physician Sales & Service, Inc. + [SECTION MARK]                               47,300,000
        1,092,400  Quintiles Transnational Corp. +                                                41,784,300
        1,410,000  Renal Treatment Centers, Inc. + [SECTION MARK]                                 50,936,250
        1,558,333  Total Renal Care Holdings, Inc. +                                              42,854,167
                                                                                             ---------------
                                                                                                 915,351,865

Hospital Management (1.3%)
------------------------------------------------------------------------------------------------------------
        8,187,000  Health Management Assoc., Inc. + [SECTION MARK]                               206,721,750

Insurance (0.9%)
------------------------------------------------------------------------------------------------------------
        1,643,800  HCC Insurance Holdings, Inc.                                                   34,930,750
        1,952,300  Travelers Group, Inc.                                                         105,180,136
                                                                                             ---------------
                                                                                                 140,110,886

Leisure (0.2%)
------------------------------------------------------------------------------------------------------------
        1,277,200  Signature Resorts, Inc. +                                                      27,938,750

Lodging (2.3%)
------------------------------------------------------------------------------------------------------------
        4,965,966  Extended Stay America, Inc. + [SECTION MARK]                                   61,764,202
        1,570,500  Marriott International, Inc.                                                  108,757,125
        2,126,500  Prime Hospitality Corp. +                                                      43,327,438
        3,707,488  Promus Hotel Corp. +                                                          155,714,475
                                                                                             ---------------
                                                                                                 369,563,240

Medical Management Services (1.5%)
------------------------------------------------------------------------------------------------------------
        5,685,000  MedPartners, Inc. +                                                           127,201,875
          997,900  Pediatrix Medical Group, Inc. + [SECTION MARK]                                 42,660,225
        2,375,000  Phycor, Inc. +                                                                 64,125,000
                                                                                             ---------------
                                                                                                 233,987,100

Medical Supplies and Devices (1.3%)
------------------------------------------------------------------------------------------------------------
        2,603,300  Medtronic, Inc.                                                               136,185,131
        1,400,600  Sybron International Corp. +                                                   65,740,663
                                                                                             ---------------
                                                                                                 201,925,794

Networking Equipment (0.7%)
------------------------------------------------------------------------------------------------------------
        1,883,850  Cisco Systems, Inc. +                                                         105,024,638

Nursing Homes (1.0%)
------------------------------------------------------------------------------------------------------------
        2,370,000  Genesis Health Ventures, Inc. + [SECTION MARK]                                 62,508,750
        2,356,200  Health Care & Retirement Corp. + [SECTION MARK]                                94,837,050
                                                                                             ---------------
                                                                                                 157,345,800

Oil and Gas (1.1%)
------------------------------------------------------------------------------------------------------------
        1,690,800  Halliburton Co.                                                                87,815,925
        1,048,000  Schlumberger Ltd.                                                              84,364,000
                                                                                             ---------------
                                                                                                 172,179,925
Pharmaceuticals and Biotechnology (6.9%)
------------------------------------------------------------------------------------------------------------
        1,809,100  Bristol-Myers Squibb Co.                                                      171,186,088
        2,075,000  Dura Pharmaceuticals, Inc. +                                                   95,190,625
        4,100,000  Elan Corp. PLC ADR +                                                          209,868,750
        1,710,000  Gilead Sciences, Inc. + [SECTION MARK]                                         65,407,500
          904,200  Jones Medical Industries, Inc.                                                 34,585,650
        2,475,100  Pfizer, Inc.                                                                  184,549,644
        2,654,900  Schering-Plough Corp.                                                         164,935,663
          730,800  Transkaryotic Therapies, Inc. +                                                25,669,350
        1,301,600  Warner-Lambert Co.                                                            161,398,400
                                                                                             ---------------
                                                                                               1,112,791,670
Publishing (0.7%)
------------------------------------------------------------------------------------------------------------
        1,881,200  Gannett Co., Inc.                                                             116,281,675

REIT's (Real Estate Investment Trust) (0.1%)
------------------------------------------------------------------------------------------------------------
          417,300  Starwood Lodging Trust                                                         24,151,238

Restaurants (1.2%)
------------------------------------------------------------------------------------------------------------
       10,797,160  J.D. Wetherspoon PLC (United Kingdom)                                          59,289,041
        1,650,000  Landry's Seafood Restaurants, Inc. + [SECTION MARK]                            39,600,000
        2,010,800  Papa Johns International, Inc. + [SECTION MARK]                                70,126,650
          559,300  Starbucks Corp. +                                                              21,463,138
                                                                                             ---------------
                                                                                                 190,478,829

Retail (8.2%)
------------------------------------------------------------------------------------------------------------
        1,644,400  AutoZone, Inc. +                                                               47,687,600
        3,784,800  Bed Bath & Beyond, Inc. + [SECTION MARK]                                      145,714,800
        1,303,300  Borders Group, Inc. +                                                          40,809,560
        1,630,800  CompUSA, Inc. +                                                                50,554,800
        1,075,000  Consolidated Stores Corp. +                                                    47,232,813
        1,949,100  Costco Companies, Inc. +                                                       86,978,588
        3,635,300  CVS Corp.                                                                     232,886,406
        4,622,900  Dixons Group PLC (United Kingdom)                                              46,577,520
          637,500  Dollar Tree Stores, Inc. +                                                     26,376,563
        2,448,800  Home Depot, Inc. (The)                                                        144,173,100
          241,500  Kohls Corp. +                                                                  16,452,188
          973,700  Nordstrom, Inc.                                                                58,787,138
        2,525,000  Office Depot, Inc. +                                                           60,442,188
        3,488,950  Officemax, Inc. +                                                              49,717,538
        1,624,600  Rite Aid Corp.                                                                 95,343,713
        1,140,000  Stage Stores, Inc. +                                                           42,607,500
        3,319,200  Wal-Mart Stores, Inc.                                                         130,900,950
                                                                                             ---------------
                                                                                               1,323,242,965

Semiconductors (3.2%)
------------------------------------------------------------------------------------------------------------
          790,000  Altera Corp. +                                                                 26,168,750
        3,125,000  Analog Devices, Inc. +                                                         86,523,438
        1,094,800  Credence Systems Corp. + [SECTION MARK]                                        32,433,450
          540,000  Lattice Semiconductor Corp. +                                                  25,582,500
        1,940,000  Linear Technology Corp.                                                       111,792,500
        3,890,000  Maxim Integrated Products, Inc. +                                             134,205,000
          177,800  Photronics, Inc. +                                                              4,311,650
        1,916,000  Texas Instruments, Inc.                                                        86,220,000
                                                                                             ---------------
                                                                                                 507,237,288

Telecommunication Equipment (2.7%)
------------------------------------------------------------------------------------------------------------
        1,735,000  Aspect Telecommunications Corp. +                                              36,218,125
          756,100  Northern Telecom Ltd. (Canada)                                                 67,292,900
        2,110,000  Panamsat Corp. +                                                               90,993,750
        1,830,200  P-Com, Inc. +                                                                  31,570,950
        4,023,200  Tellabs, Inc. +                                                               212,726,700
                                                                                             ---------------
                                                                                                 438,802,425

Telephone Services (2.2%)
------------------------------------------------------------------------------------------------------------
          954,400  Intermedia Communications, Inc. + [SECTION MARK]                               57,979,800
          852,200  McLeod, Inc. Class A +                                                         27,270,400
          142,400  Metromedia Fiber Network, Inc. Class A +                                        2,367,400
          900,000  NEXTLINK Communications, Inc. Class A +                                        19,181,250
          567,000  Qwest Communications International, Inc. +                                     33,736,500
          634,100  RSL Communications, Ltd. Class A +                                             13,950,200
        1,867,900  Sprint Corp.                                                                  109,505,638
          920,000  Teleport Communications Group, Inc. Class A +                                  50,485,000
        1,903,500  Tel-Save Holdings, Inc. +                                                      37,832,063
                                                                                             ---------------
                                                                                                 352,308,251

Transportation (--%)
------------------------------------------------------------------------------------------------------------
           44,900  C.H. Robinson Worldwide, Inc.                                                   1,004,638

Wireless Communications (1.5%)
------------------------------------------------------------------------------------------------------------
        2,847,800  Airtouch Communications, Inc. +                                               118,361,688
        1,400,000  Clearnet Communications, Inc. Class A, (Canada) +                              15,925,000
        4,330,100  NEXTEL Communications, Inc. Class A +                                         112,582,600
                                                                                             ---------------
                                                                                                 246,869,288
                                                                                             ---------------
                   Total Common Stocks (cost $11,534,076,168)                                $15,657,025,941

SHORT-TERM INVESTMENTS (3.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
      $20,000,000  American Home Products Corp. effective yield of
                     5.74%, March 11, 1998                                                   $    19,779,967
       24,000,000  Bellsouth Telecommunications, Inc. effective yield of
                     6.10%, January 9, 1998                                                       23,967,467
       30,000,000  Corporate Receivables Corp. effective yield of
                     5.71%, March 17, 1998                                                        29,643,125
       25,000,000  Credit Suisse First Boston effective yield of
                      5.71%, March 4, 1998                                                        24,599,904
       25,000,000  Delaware Funding Corp. effective yield of
                     5.62%, January 16, 1998                                                      24,941,458
       25,000,000  Deutsche Bank Financial, Inc. effective yield of
                     5.69%, January 20, 1998                                                      24,924,924
       25,000,000  Falcon Asset Securitization Corp. effective yield of
                     6.05%, February 5, 1998                                                      24,852,951
       25,000,000  Fed Home Loan Mortgage Corp. effective yield of
                     5.64%, February 20, 1998                                                     24,804,167
       25,000,000  Federal National Mortgage Association effective yield of
                     5.62%, March 12, 1998                                                        24,726,806
       50,000,000  Federal National Mortgage Association effective yield of
                     5.59%, March 24, 1998                                                        49,363,311
       26,596,000  Federal National Mortgage Association effective yield of
                     5.58%, March 12, 1998                                                        26,307,433
       25,000,000  Ford Motor Co. S.A. De C.V. effective yield of
                     5.72%, March 23, 1998                                                        24,678,250
       25,000,000  General Electric Capital Corp. effective yield of
                     5 3/4%, February 23, 1998                                                    24,788,368
       25,000,000  General Electric Capital Corp. effective yield of
                     5.62%, January 14, 1998                                                      24,949,264
       25,000,000  Merrill Lynch & Co., Inc. effective yield of
                     5.7%, March 25, 1998                                                         24,671,458
       25,000,000  Metlife Funding, Inc. effective yield of 5 3/4%,
                     February 13, 1998                                                            24,828,299
       25,000,000  Morgan (J.P.) & Co., Inc. effective yield of
                     5.67%, April 17, 1998                                                        24,598,375
       25,000,000  National Rural Utilities Cooperative Finance Corp.
                     effective yield of 5.6%, April, 21, 1998                                     24,572,222
       25,000,000  Sheffield Receivables Corp. effective yield of
                     5 3/4%, January 13, 1998                                                     24,952,083
       82,560,000  Interest in $509,463,000 joint repurchase agreement dated December 31, 1997 with SBC Warburg due
                     January 2, 1998 with respect to various U.S. Treasury
                     obligations -- maturity value of $82,589,813 for an
                     effective yield of 6.50%                                                     82,574,907
                                                                                             ---------------
                   Total Short-Term Investments (cost $578,524,739)                          $   578,524,739
------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $12,112,600,907) ***                              $16,235,550,680
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $16,079,467,574.

***  The aggregate identified cost on a tax basis is $12,136,588,202, resulting in gross unrealized appreciation and depreciation of $4,453,556,677 and $354,594,199, respectively, or net unrealized appreciation of $4,098,962,478.

  +  Non-income-producing security.

[SECTION MARK]  Affiliated Companies (Note 5)

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
December 31, 1997 (Unaudited)

Assets
--------------------------------------------------------------------------------------------------
Investments in securities at value
(identified cost $12,112,600,907) (Note 1)                                         $16,235,550,680
--------------------------------------------------------------------------------------------------
Cash                                                                                    17,146,156
--------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                6,428,615
--------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  18,110,612
--------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          36,591,094
--------------------------------------------------------------------------------------------------
Total assets                                                                        16,313,827,157

Liabilities
--------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       64,081
--------------------------------------------------------------------------------------------------
Payable for securities purchased                                                       166,980,392
--------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              29,717,265
--------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            19,632,321
--------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               4,958,362
--------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                              140,378
--------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                14,836
--------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  11,666,825
--------------------------------------------------------------------------------------------------
Other accrued expenses                                                                   1,185,123
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      234,359,583
--------------------------------------------------------------------------------------------------
Net assets                                                                         $16,079,467,574

Represented by
--------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $11,881,591,367
--------------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                               (61,049,177)
--------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                             135,974,407
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                     4,122,950,977
--------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $16,079,467,574

Computation of net asset value and offering price
--------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($8,447,510,765 divided by 173,650,079 shares)                                              $48.65
--------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $48.65)*                                     $51.62
--------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($6,926,294,810 divided by 147,639,115 shares)**                                            $46.91
--------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($380,302,161 divided by 7,939,356 shares)                                                  $47.90
--------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $47.90)*                                     $49.64
--------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($325,359,838 divided by 6,627,245 shares)                                                  $49.09
--------------------------------------------------------------------------------------------------

 *  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

**  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.






Statement of operations
Six months ended December 31, 1997 (Unaudited)


Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $252,906)
(including dividend income of $653,099 from
investments in affiliated issuers) (Note 5)                                         $   31,721,276
--------------------------------------------------------------------------------------------------
Interest                                                                                10,830,494
--------------------------------------------------------------------------------------------------
Total investment income                                                                 42,551,770
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        38,627,450
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          17,092,548
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                          133,513
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            29,503
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   10,232,279
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   34,285,548
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    1,396,408
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                  1,203,166
--------------------------------------------------------------------------------------------------
Registration fees                                                                          150,387
--------------------------------------------------------------------------------------------------
Auditing                                                                                    68,983
--------------------------------------------------------------------------------------------------
Legal                                                                                       57,053
--------------------------------------------------------------------------------------------------
Postage                                                                                    773,110
--------------------------------------------------------------------------------------------------
Other                                                                                    1,198,682
--------------------------------------------------------------------------------------------------
Total expenses                                                                         105,248,630
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,676,745)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           103,571,885
--------------------------------------------------------------------------------------------------
Net investment loss                                                                    (61,020,115)
--------------------------------------------------------------------------------------------------
Net realized gain on investments
(including realized gain of $109,446,263 on sales of
investments in affiliated issuers) (Notes 1, 3 and 5)                                  772,189,997
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                                         (227)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                           976,430,413
--------------------------------------------------------------------------------------------------
Net gain on investments                                                              1,748,620,183
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $1,687,600,068
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        December 31            June 30
                                                                                               1997*              1997
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                 $   (61,020,115)   $   (97,001,492)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                           772,189,997       (262,297,350)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                            976,430,186      1,063,188,318
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  1,687,600,068        703,889,476
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (185,202,878)       (37,775,305)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (157,607,099)       (35,446,992)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (8,456,807)        (1,848,838)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (7,008,141)          (976,630)
----------------------------------------------------------------------------------------------------------------------
  In excess of realized gain on investments
    Class A                                                                                      --         (7,788,281)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --         (7,308,244)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --           (381,182)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                                      --           (201,355)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       417,410,194      4,383,952,454
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          1,746,735,337      4,996,115,103

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  14,332,732,237      9,336,617,134
----------------------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss of $61,049,177 and $29,062, respectively)                                      $16,079,467,574    $14,332,732,237
----------------------------------------------------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                     December 31
operating performance         (Unaudited)                                      Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $44.47           $42.99           $29.58           $21.88           $20.83           $14.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                 (.11)            (.20)(c)         (.21)(c)         (.12)            (.06)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                 5.38             2.00            13.62             8.02             1.56             6.77
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               5.27             1.80            13.41             7.90             1.50             6.65
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.09)            (.26)              --             (.15)            (.45)            (.32)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                        --             (.06)              --             (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                     --               --               --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.09)            (.32)              --             (.20)            (.45)            (.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $48.65           $44.47           $42.99           $29.58           $21.88           $20.83
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          11.97*            4.26            45.34            36.36             7.00            46.12
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $8,447,511       $7,381,624       $4,752,611       $1,341,877         $648,787         $318,426
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .51*            1.06             1.11             1.13             1.23             1.31
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)           (.22)*           (.48)            (.54)            (.55)            (.82)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             37.20*           66.74            36.61            56.99            52.76            93.59
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0483           $.0490
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                                       For the period
Per-share                     December 31                                                                        March 1,1993+
operating performance         (Unaudited)                               Year ended June 30                         to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $43.08           $41.96           $29.09           $21.68           $20.80           $17.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                 (.28)            (.49)(c)         (.48)(c)         (.23)            (.11)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                 5.20             1.93            13.35             7.84             1.44             3.09
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               4.92             1.44            12.87             7.61             1.33             3.04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.09)            (.26)              --             (.15)            (.45)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                        --             (.06)              --             (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                     --               --               --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.09)            (.32)              --             (.20)            (.45)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $46.91           $43.08           $41.96           $29.09           $21.68           $20.80
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          11.54*            3.50            44.24            35.34             6.18            17.12*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $6,926,295       $6,359,447       $4,254,962       $1,013,379         $333,738          $15,698
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .88*            1.81             1.87             1.87             2.04              .67*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)           (.60)*          (1.23)           (1.30)           (1.30)           (1.55)            (.57)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             37.20*           66.74            36.61            56.99            52.76            93.59
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0483           $.0490
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                       December 31                                       Dec. 1,1994+
operating performance                                           (Unaudited)             Year ended June 30         to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $43.91           $42.66           $29.51           $24.72
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (.22)            (.40)(c)         (.40)(c)         (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   5.30             1.97            13.55             5.04
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 5.08             1.57            13.15             4.99
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.09)            (.26)              --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                                          --             (.06)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                       --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.09)            (.32)              --             (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $47.90           $43.91           $42.66           $29.51
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            11.69*            3.75            44.56            20.40*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $380,302         $337,535         $210,404          $16,011
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .76*            1.56             1.64              .94 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                             (.47)*           (.98)           (1.06)            (.53)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               37.20*           66.74            36.61            56.99
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0483           $.0490
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                       December 31                                      July 19,1994+
operating performance                                           (Unaudited)             Year ended June 30         to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $44.82           $43.21           $29.66           $22.59
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (.05)(c)         (.09)(c)         (.11)(c)         (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   5.41             2.02            13.66             7.31
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 5.36             1.93            13.55             7.27
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.09)            (.26)              --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gains                                                          --             (.06)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                       --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.09)            (.32)              --             (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $49.09           $44.82           $43.21           $29.66
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            12.07*            4.54            45.68            32.42*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $325,360         $254,126         $118,640          $24,538
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .38*             .81              .86              .83*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                             (.10)*           (.23)            (.29)            (.26)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               37.20*           66.74            36.61            56.99
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0483           $.0490
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.






Notes to financial statements
December 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. possess above-average, long-term growth potential.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares , class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 1997, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 1997, the fund had a capital loss carryover of approximately $97,881,000 available to offset future net capital gain, if any, which will expire on June 30, 2005.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam
Investor Services, a division of PFTC.

For the six months ended December 31, 1997, fund expenses were reduced by $1,676,745 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $12,910 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended December 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $911,330 and $41,651 from the sale of class A and class M shares, respectively and $5,630,907 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended December 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $128,995 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended December 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $5,812,387,557 and $5,610,184,177, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At December 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                        December 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      21,102,823   $1,014,165,110
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,792,795      176,061,365
------------------------------------------------------------
                                 24,895,618    1,190,226,475
Shares
repurchased                     (17,243,051)    (826,955,836)
------------------------------------------------------------
Net increase                      7,652,567     $363,270,639
------------------------------------------------------------

                                            Year ended
                                          June 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     142,393,856   $5,850,578,384
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,061,020       42,820,121
------------------------------------------------------------
                                143,454,876    5,893,398,505
Shares
repurchased                     (88,012,373)  (3,602,785,988)
------------------------------------------------------------
Net increase                     55,442,503   $2,290,612,517
------------------------------------------------------------

                                        Six months ended
                                        December 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,757,564     $266,916,055
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,063,932      137,202,778
------------------------------------------------------------
                                  8,821,496      404,118,833
Shares
repurchased                      (8,792,603)    (407,716,681)
------------------------------------------------------------
Net increase
(decrease)                           28,893      $(3,597,848)
------------------------------------------------------------

                                            Year ended
                                          June 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      75,798,177   $3,034,787,180
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       943,158       37,028,368
------------------------------------------------------------
                                 76,741,335    3,071,815,548
Shares
repurchased                     (30,531,849)  (1,209,675,509)
------------------------------------------------------------
Net increase                     46,209,486   $1,862,140,039
------------------------------------------------------------

                                        Six months ended
                                        December 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         966,941      $45,634,167
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       165,574        7,570,044
------------------------------------------------------------
                                  1,132,515       53,204,211

Shares
repurchased                        (880,357)     (41,718,846)
------------------------------------------------------------
Net increase                        252,158      $11,485,365
------------------------------------------------------------

                                            Year ended
                                          June 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,520,573     $225,053,765
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        50,716        2,026,092
------------------------------------------------------------
                                  5,571,289      227,079,857

Shares
repurchased                      (2,816,758)    (114,396,085)
------------------------------------------------------------
Net increase                      2,754,531     $112,683,772
------------------------------------------------------------

                                        Six months ended
                                        December 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,611,294      $78,221,618
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       149,625        7,008,141
------------------------------------------------------------
                                  1,760,919       85,229,759

Shares
repurchased                        (804,091)     (38,977,721)
------------------------------------------------------------
Net increase                        956,828      $46,252,038
------------------------------------------------------------

                                            Year ended
                                          June 30, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,581,487     $186,531,899
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        29,007        1,177,985
------------------------------------------------------------
                                  4,610,494      187,709,884

Shares
repurchased                      (1,686,036)     (69,193,758)
------------------------------------------------------------
Net increase                      2,924,458     $118,516,126
------------------------------------------------------------

Note 5
Transactions with Affiliated Companies

Transactions during the period with companies in which the fund owns at least 5% of the voting securities were as follows:


                                           Purchase              Sales        Dividend                 Market
Name of Affiliate                              cost               cost          Income                  Value
-------------------------------------------------------------------------------------------------------------
ABR Information Services, Inc.         $  6,755,294       $         --        $     --         $   36,290,000
Affiliated Computer Services
  Class A                                        --                 --              --             44,731,250
Airgas, Inc.                                     --          3,945,080              --             46,921,000
Applebees Intl., Inc.                            --         43,041,975              --                     --
Avis Rent A Car, Inc.                    49,345,489                 --              --             58,870,394
Barnett, Inc.                                    --         80,302,564         368,590             22,000,000
Bed Bath & Beyond, Inc.                          --          1,984,565              --            145,714,800
Carematrix Corp.                                 --                 --              --             25,662,250
Chancellor Media
  Corp. Class A                           6,255,398                 --              --            152,575,663
Clearnet Communications, Inc.
  Class A, (Canada)                              --                 --              --             15,925,000
Computer Horizons Corp.                          --         25,389,137              --             59,150,000
Concentra Managed Care, Inc.             63,484,092          6,527,599              --             79,756,110
Corestaff, Inc.                           5,770,225          1,846,984              --             48,230,000
Credence Systems Corp.                           --                 --              --             32,433,450
CRA Managed Care, Inc.                           --         30,884,281              --                     --
Doubletree Corp.                                 --         57,721,125              --                     --
Emcare Holdings, Inc.                            --         15,701,621              --                     --
Emmis Broadcasting Corp.
  Class A                                        --         11,685,499              --             34,515,313
Extended Stay America, Inc.                      --                 --              --             61,764,202
Genesis Health Ventures, Inc.             5,344,607                 --              --             62,508,750
Gilead Sciences, Inc.                     5,043,295          5,804,555              --             65,407,500
Health Care & Retirement Corp.                   --          1,217,380              --             94,837,050
Health Management Assoc., Inc.                   --          1,493,180              --            206,721,750
Inso Corp.                                       --         35,559,742              --                     --
Interim Services, Inc.                           --                 --              --             50,973,750
Intermedia Communications, Inc.                  --          1,690,210              --             57,979,800
Jones Medical Industries, Inc.                   --         23,963,804              --             34,585,650
Labor Ready, Inc.                                --          9,530,374              --              6,839,044
Landry's Seafood Restaurants                     --                 --              --             39,600,000
Occusystems, Inc.                                --         32,599,811              --                     --
Papa Johns International, Inc.            6,496,438                 --              --             70,126,650
Pediatrix Medical Group, Inc.                    --          2,031,222              --             42,660,225
Physician Sales & Services, Inc.                 --                 --              --             47,300,000
Prime Hospitality Corp.                          --            447,370              --             43,327,438
Renal Treatment Centers, Inc.                    --                 --              --             50,936,250
Security Dynamics
  Technologies, Inc.                     14,066,779                 --              --             76,240,450
SFX Broadcasting, Inc. Class A                   --         14,069,779              --                     --
Stewart Enterprises, Inc. Class A         6,161,194                 --         136,732            165,929,050
Sunrise Assisted Living, Inc.                    --         26,229,448              --                     --
Tel-Save Holdings, Inc.                          --         25,300,407              --             37,832,063
Vantive Corp.                                    --                 --              --             35,350,000
Wolverine World Wide, Inc.               11,844,148                 --         147,777             77,038,125
Young Broadcasting Corp. Class A                 --         24,203,188              --                     --
-------------------------------------------------------------------------------------------------------------
  Totals                               $180,566,959       $483,170,900        $653,099         $2,130,732,977
-------------------------------------------------------------------------------------------------------------





Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Daniel L. Miller
Vice President and Fund Manager

Carol C. McMullen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA013-36892-852/358/983/526   2/98




PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam New Opportunities Fund
Supplement to semiannual report dated12/31/97

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return:                               NAV

Six months ended 12/31/97                   12.08%
One year ended 12/31/97                     22.82
Annual average
 (since Class A inception, 8/31/90)         28.81
---------------------------------------------------------------------------
Share value:                                NAV

6/30/97                                    $44.82
12/31/97                                   $49.09
---------------------------------------------------------------------------
Distributions:        No.     Income      Capital gains          Total
                       0      $0.0000         $1.09              $1.09
---------------------------------------------------------------------------
Class Y shares are offered without an initial sales charge or CDSC. The class Y share returns shown for periods before their inception (7/19/94) are derived from the historical performance of class A shares for such periods, but have not been adjusted to reflect differences in expenses, which are lower for class Y shares than for class A shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return will fluctuate and may involve the loss of principal. Performance of other share classes will vary. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.